EXHIBIT 10(xx)

                                ADDENDUM NO. 3 TO
                    MASTER LEASE AGREEMENT NO. 101-19001-001
                           DATED AS OF MARCH 31, 1997
                                     BETWEEN
              THIRD COAST VENTURE LEASE PARTNERS I, L.P., AS LESSOR
                                       AND
                  SANDBOX ENTERTAINMENT CORPORATION, AS LESSEE


This Addendum is attached to and forms part of that certain Master Lease Agreement no. 101-19001-001 dated as of March 31, 1997, between THIRD COAST VENTURE LEASE PARTNERS I, L.P. ("Lessor") and SANDBOX ENTERTAINMENT CORPORATION ("Lessee"), ("Lease") agreeing as follows:

         WHEREAS, Lessee has experienced difficulties in meeting its financial commitment to Lessor under the Lease and has requested certain concessions and accommodations from Lessor.

         NOW, THEREFORE, in consideration of the foregoing and the mutual promises contained herein, Lessor and Lessee agree as follows:

         1. Terms defined in the Lease shall have the same meanings herein unless otherwise expressly set forth herein or otherwise required by context hereof.

         2. To the extent any terms or conditions in this Addendum No. 3 may be inconsistent or conflict with any terms or conditions contained in the Lease, the terms and conditions contained herein shall govern and control.

         3. Schedule 01, 02 and 03 to the Lease shall be amended as follows:

                  A. No payment shall be due January 1, 1998.

                  B. The Initial Lease Term for each of Schedules 01, 02 and 03 shall be extended three (3) months upon the same terms and conditions and at the same base monthly rental payment as set forth in each such Schedule, as follows:

                            Amended Initial Lease                  Base Monthly
                            ---------------------                  ------------
   Schedule No.             Term Expiration Date                  Rental Payment
   ------------             --------------------                  --------------

        01                   September 30, 2000                      $3,670.93
        02                    December 31, 2000                     $12,529.97
        03                    December 31, 2000                      $5,301.67

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         4. Lessor and Lessee  hereby  restate  all other  terms and  conditions contained in the Lease which shall continue in full force and effect.

IN WITNESS WHEREOF, this Addendum No. 3 has been executed by a duly authorized officer of Lessee as of the 20th day of January, 1998.


SANDBOX ENTERTAINMENT CORPORATION, Lessee
2231 East Camelback Road
Suite 324
Phoenix, AZ  85016


By: /s/ Mark Gorchoff
    -----------------

Name: Mark Gorchoff

Title: CFO


THIRD COAST VENTURE LEASE PARTNERS I, L.P.
900 North Franklin Street
Suite 700
Chicago, IL  60610
By: Its General Partner, Third Coast GP-I, L.L.C.


By: /s/ Miroslav Avic
    -----------------

Name: Miroslav Avic

Title: Manager
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